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                                                                    EXHIBIT 4.1

COMMON STOCK

COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE
IN CHICAGO, IL AND NEW YORK, NY

SEE REVERSE FOR
CERTAIN DEFINITIONS


CUSIP 256743 10 5

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF



THIS IS TO CERTIFY THAT
is the owner of




DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

transferable on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.
      This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
      Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated


VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER


CHAIRMAN, CHIEF EXECUTIVE OFFICER AND PRESIDENT


COUNTERSIGNED AND REGISTERED:
HARRIS TRUST AND SAVINGS BANK

TRANSFER AGENT
AND REGISTRAR



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      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

       TEN COM  - as tenants in common
       TEN ENT  - as tenants by the entireties
       JT TEN   - as joint tenants with right of
                  survivorship and not as tenants
                  in common
       COM PROP - husband and wife as community property

       UNIF GIFT MIN ACT - ______________ Custodian _______________
                                (Cust)                   (Minor)
                           under Uniform Gifts to Minors
                           Act_____________________
                                    (State)

       UNIF TRF MIN ACT - _______________ Custodian (until age ____)
                                (Cust)

                          ____________ under Uniform Transfers
                             (Minor)
                          to Minors Act_________________
                                           (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received, ___________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________


________________________________________



________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________


               _________________________________________________________________
               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:________________________________________________________
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-16.

===================================
     AMERICAN BANK NOTE COMPANY
        880 BLAIR MILL ROAD
         HORSHAM, PA 19044
           (215) 657-3480
------------------------------------
SALES: GEORGE BEEHLER: 212-557-9100
------------------------------------
 NET BANKNOTE/HOME51/DOLLAR/H54009
====================================

======================================================
PRODUCTION COORDINATOR; TRICIA O'CONNOR: 215-830-2154
              PROOF OF DECEMBER 6, 1997
                    DOLLAR THRIFTY
                      H 54009bk
------------------------------------------------------
        OPERATOR                            eg
------------------------------------------------------
                         NEW
======================================================
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BY
AUTHORIZED SIGNATURE



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